EXHIBIT 99.2

IndyMac ABS, Inc. (the “Depositor”) has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of March 1, 2007, among IndyMac Bank, as seller and servicer, the Depositor and Deutsche Bank National Trust Company as the trustee (the “Trustee”). And assigned to the Trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans (the “Subsequent Mortgage Loans” and together with the Closing Date Mortgage Loans, the “Mortgage Loans”) included in the mortgage pool. The Mortgage Loans have an aggregate principal balance as of the subsequent cut-off date of approximately $109,988,864.

The Mortgage Loans consist of 82.13% adjustable-rate and 17.87% fixed-rate mortgage loans having aggregate principal balances as of the subsequent cut-off date of approximately $90,329,930 and $19,658,934, respectively, after application of scheduled payments due on or before the cut-off date whether or not received and application of all unscheduled payments of principal received prior to the subsequent cut-off date, and subject to a permitted variance of plus or minus 5%. Approximately 85.21% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust monthly after their initial adjustment date based on a One-Year MTA index. Approximately 14.79% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust every six months after their initial adjustment date based on a 6-month LIBOR index. The Mortgage Loans have the additional characteristics set forth in Annex II below as of the subsequent cut-off date (the sum in any column may not equal the total indicated due to rounding).

ANNEX II

CLOSING DATE Mortgage Loans And Subsequent Mortgage Loans

CURRENT PRINCIPAL BALANCE

(Mortgage Loans) 1

Range of Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
0.01 - 25,000.00	11	$219,461.97	0.20%	$19,951.09	7.788%	695	88.17%
25,000.01 - 50,000.00	65	2,456,179.54	2.23	37,787.38	7.858	715	85.40
50,000.01 - 75,000.00	71	4,409,695.15	4.01	62,108.38	7.422	724	84.28
75,000.01 - 100,000.00	61	5,230,416.69	4.76	85,744.54	7.473	725	86.75
100,000.01 - 200,000.00	184	26,907,525.05	24.46	146,236.55	7.335	732	86.10
200,000.01 - 300,000.00	91	22,792,502.83	20.72	250,467.06	7.338	723	85.87
300,000.01 - 400,000.00	58	20,012,738.50	18.2	345,047.22	6.985	735	86.63
400,000.01 - 500,000.00	34	15,693,620.54	14.27	461,577.07	7.537	733	80.26
500,000.01 - 600,000.00	6	3,289,800.00	2.99	548,300.00	7.418	735	80.00
600,000.01 - 700,000.00	6	3,861,900.00	3.51	643,650.00	6.801	701	69.60
700,000.01 - 800,000.00	3	2,220,773.57	2.02	740,257.86	6.946	738	74.65
800,000.01 - 900,000.00	2	1,675,500.00	1.52	837,750.00	5.875	761	72.46
1,000,000.01 and greater	1	1,218,750.00	1.11	1,218,750.00	5.875	709	75.00
Total….	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

_________________
1 The values in all tables in this Annex II are calculated as of March 1, 2007 for the Closing Date Mortgage Loans and as of April 1, 2007 for the Subsequent Mortgage Loans (together, the “Cut-off Dates”).

As of the Cut-off Dates, the average current principal balance of the Mortgage Loans was approximately $185,479.

MORTGAGE LOAN TYPE

(Mortgage Loans)

Mortgage Loan Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
1 Year MTA 5 Year Balloon	131	$20,338,314.57	18.49%	$155,254.31	6.220%	730	84.49%
1 Year MTA 5 Year Balloon IO	264	56,630,827.55	51.49	214,510.71	6.266	729	84.03
6 Month Libor 5 Year Balloon	24	2,463,997.68	2.24	102,666.57	9.303	737	78.65
6 Month Libor 5 Year Balloon IO	74	10,896,790.53	9.91	147,253.93	9.329	732	84.20
Fixed 2 Year Balloon	38	6,582,284.57	5.98	173,218.02	9.417	719	81.84
Fixed 2 Year Balloon IO	62	13,076,648.94	11.89	210,913.69	9.992	731	84.49
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

MORTGAGE RATE

(Mortgage Loans)

Current Gross Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
3.000 - 3.999	11	$2,320,568.04	2.11%	$210,960.73	3.850%	732	69.75%
4.000 - 4.999	47	6,758,864.41	6.15	143,805.63	4.784	736	86.52
5.000 - 5.999	96	25,105,983.22	22.83	261,520.66	5.833	732	77.04
6.000 - 6.999	231	41,126,189.48	37.39	178,035.45	6.796	725	88.92
7.000 - 7.999	15	3,106,180.00	2.82	207,078.67	7.598	727	80.72
8.000 - 8.999	45	6,766,502.32	6.15	150,366.72	8.529	726	78.44
9.000 - 9.999	75	12,303,445.23	11.19	164,045.94	9.406	732	82.86
10.000 - 10.999	55	9,227,895.31	8.39	167,779.91	10.449	732	87.44
11.000 - 11.999	14	2,503,825.83	2.28	178,844.70	11.26	730	86.80
12.000 - 12.999	3	715,410.00	0.65	238,470.00	12.596	740	90.00
13.000 - 13.999	1	54,000.00	0.05	54,000.00	13.25	665	90.00
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the lowest mortgage rate of the Mortgage Loans was 3.625%, the highest mortgage rate of the Mortgage Loans was 13.250% and the weighted average mortgage rate of the Mortgage Loans was approximately 7.261%.

FICO SCORE

(Mortgage Loans)

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
600 - 619	1	$276,800.00	0.25%	$276,800.00	5.875%	604	80.00%
620 - 639	5	671,656.80	0.61	134,331.36	7.666	632	86.07
640 - 659	10	1,219,085.00	1.11	121,908.50	6.405	649	81.71
660 - 679	43	5,571,293.73	5.07	129,564.97	7.014	670	82.77
680 - 699	105	17,046,703.29	15.5	162,349.56	7.391	689	84.55
700 - 719	110	23,641,918.06	21.49	214,926.53	7.275	708	83.73
720 - 739	93	16,987,281.63	15.44	182,658.94	7.529	730	84.56
740 - 759	95	18,889,532.06	17.17	198,837.18	6.956	750	85.43
760 - 779	61	12,195,608.84	11.09	199,928.01	7.117	768	84.12
780 - 799	53	11,451,490.42	10.41	216,065.86	7.491	788	80.89
800 - 819	17	2,037,494.01	1.85	119,852.59	7.396	806	82.50
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average FICO score of the Mortgage Loans was approximately 729.

ORIGINAL BALLOON TERM

(Mortgage Loans)

Original Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
24	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
60	493	90,329,930.33	82.13	183,225.01	6.708	730	84.01
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average original balloon term of the Mortgage Loans was approximately 54 months.

REMAINING BALLOON TERM

(Mortgage Loans)

Range of Remaining Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
13 - 24	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
49 - 60	493	90,329,930.33	82.13	183,225.01	6.708	730	84.01
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average remaining balloon term of the Mortgage Loans was approximately 53 months.

ORIGINAL LOAN-TO-VALUE RATIOS

(Mortgage Loans)

Original Loan-to-value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
0.01 - 40.00	4	$471,513.00	0.43%	$117,878.25	6.491%	723	37.79%
40.01 - 45.00	1	57,500.00	0.05	57,500.00	9.000	727	41.82
45.01 - 50.00	5	1,666,500.00	1.52	333,300.00	6.290	773	49.06
50.01 - 55.00	6	662,558.04	0.60	110,426.34	6.570	743	51.93
55.01 - 60.00	3	992,000.00	0.90	330,666.67	6.739	736	56.09
60.01 - 65.00	7	1,687,326.97	1.53	241,046.71	7.099	730	64.88
65.01 - 70.00	15	4,873,940.15	4.43	324,929.34	6.491	732	69.51
70.01 - 75.00	20	6,919,055.39	6.29	345,952.77	6.499	720	74.18
75.01 - 80.00	100	20,689,673.16	18.81	206,896.73	7.050	727	79.96
80.01 - 85.00	29	8,903,146.54	8.09	307,005.05	7.385	723	84.62
85.01 - 90.00	401	62,305,028.59	56.65	155,374.14	7.512	730	89.88
90.01 - 95.00	2	760,622.00	0.69	380,311.00	6.875	775	93.51
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average original loan-to-value ratio of the Mortgage Loans was approximately 83.94%.

LOAN PURPOSE

(Mortgage Loans)

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Purchase	582	$108,233,434.84	98.40%	$185,968.10	7.277%	729	84.33%
Rate/Term Refinance	11	1,755,429.00	1.60	159,584.45	6.257	726	59.60
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

STATE

(Mortgage Loans)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
California	159	$40,792,993.65	37.09%	$256,559.71	6.670%	727	80.20%
Florida	51	7,335,361.44	6.67	143,830.62	7.431	724	87.79
Utah	29	6,939,245.89	6.31	239,284.34	8.471	747	88.24
Washington	47	6,811,170.38	6.19	144,918.52	7.859	730	86.91
Colorado	27	5,182,754.33	4.71	191,953.86	8.200	733	86.33
Hawaii	18	5,142,450.00	4.68	285,691.67	6.962	727	81.57
Texas	42	4,431,376.06	4.03	105,508.95	7.539	716	85.73
Arizona	22	4,185,030.00	3.80	190,228.64	7.417	729	89.12
North Carolina	28	3,333,348.12	3.03	119,048.15	7.597	733	88.28
Nevada	11	2,947,155.00	2.68	267,923.18	8.536	747	83.36
Georgia	21	2,783,146.03	2.53	132,530.76	6.273	724	85.78
Illinois	13	2,280,910.41	2.07	175,454.65	6.986	712	89.70
Idaho	12	2,027,146.49	1.84	168,928.87	6.581	739	81.07
New York	10	1,987,571.72	1.81	198,757.17	7.837	725	81.21
South Carolina	12	1,981,216.45	1.80	165,101.37	7.990	728	86.18
Minnesota	6	1,481,779.00	1.35	246,963.17	7.183	712	89.70
Virginia	7	1,467,194.89	1.33	209,599.27	7.017	722	82.60
New Jersey	5	1,157,950.00	1.05	231,590.00	7.457	760	79.18
Oregon	8	864,098.00	0.79	108,012.25	7.217	729	89.12
Tennessee	7	839,983.81	0.76	119,997.69	5.717	716	86.51
Maryland	4	591,109.01	0.54	147,777.25	8.374	728	79.10
New Mexico	5	554,850.00	0.50	110,970.00	9.266	736	90.00
Missouri	7	518,610.00	0.47	74,087.14	8.398	724	89.45
Indiana	1	488,800.00	0.44	488,800.00	5.875	757	80.00
Louisiana	6	462,044.00	0.42	77,007.33	7.092	744	88.01
Massachusetts	3	428,500.00	0.39	142,833.33	9.123	721	79.28
Connecticut	3	414,000.00	0.38	138,000.00	6.707	734	90.00
Montana	1	348,500.00	0.32	348,500.00	10.375	794	87.50
Maine	3	307,524.94	0.28	102,508.31	8.148	747	86.23
Wisconsin	3	273,510.00	0.25	91,170.00	6.875	769	90.00
Oklahoma	3	222,259.92	0.20	74,086.64	6.875	686	90.00
Ohio	1	210,500.00	0.19	210,500.00	7.500	707	90.00
Michigan	2	172,532.76	0.16	86,266.38	8.811	679	74.10
New Hampshire	2	170,000.00	0.15	85,000.00	9.169	673	89.95
Alaska	1	144,900.00	0.13	144,900.00	7.875	787	90.00
District of Columbia	1	128,790.00	0.12	128,790.00	6.500	744	90.00
Pennsylvania	3	113,999.69	0.10	37,999.90	7.378	700	90.00
Kentucky	2	112,950.00	0.10	56,475.00	6.875	694	89.79
West Virginia	1	107,091.00	0.10	107,091.00	6.875	716	90.00
Alabama	2	96,700.00	0.09	48,350.00	8.498	714	74.88
Wyoming	1	50,000.00	0.05	50,000.00	8.625	772	72.46
Kansas	1	40,500.00	0.04	40,500.00	6.875	799	90.00
Mississippi	1	36,810.85	0.03	36,810.85	6.875	679	90.00
North Dakota	1	22,500.00	0.02	22,500.00	4.875	694	90.00
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

REMAINING AMORTIZATION TERM

(Mortgage Loans)

Remaining Amortization Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Interest Only	400	$80,604,267.02	73.28%	$201,510.67	7.285%	730	84.13%
349 - 360	193	29,384,596.82	26.72	152,251.80	7.194	728	83.41
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average remaining amortization term of the Mortgage Loans was approximately 320 months.

INITIAL PERIODIC RATE CAP

(Mortgage Loans)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
1.000	98	13,360,788.21	12.15	136,334.57	9.324	733	83.18
5.000	395	76,969,142.12	69.98	194,858.59	6.254	729	84.15
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average initial periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.408%.

SUBSEQUENT PERIODIC RATE CAP

(Mortgage Loans)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
1.000	493	90,329,930.33	82.13	183,225.01	6.708	730	84.01
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average subsequent periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 1.000%.

MAXIMUM MORTGAGE RATE

(Mortgage Loans)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
9.000 - 9.999	11	2,320,568.04	2.11	210,960.73	3.850	732	69.75
10.000 - 10.999	47	6,758,864.41	6.15	143,805.63	4.784	736	86.52
11.000 - 11.999	97	25,129,010.19	22.85	259,061.96	5.835	732	77.04
12.000 - 12.999	231	41,126,189.48	37.39	178,035.45	6.796	725	88.92
13.000 - 13.999	6	1,180,600.00	1.07	196,766.67	7.355	737	85.21
14.000 - 14.999	26	3,502,602.32	3.18	134,715.47	8.590	734	79.37
15.000 - 15.999	44	6,785,049.23	6.17	154,205.66	9.320	734	81.63
16.000 - 16.999	31	3,527,046.66	3.21	113,775.70	10.354	736	89.75
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average maximum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 12.707%.

MINIMUM MORTGAGE RATE

(Mortgage Loans)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
2.000 - 2.999	1	672,000.00	0.61	672,000.00	5.875	718	56.00
3.000 - 3.999	47	7,206,659.49	6.55	153,333.18	7.620	746	65.52
4.000 - 4.999	130	30,638,213.91	27.86	235,678.57	6.593	732	80.55
5.000 - 5.999	293	48,802,633.85	44.37	166,561.89	6.661	728	88.91
6.000 - 6.999	9	1,167,995.00	1.06	129,777.22	6.522	695	89.56
7.000 - 7.999	9	1,329,471.28	1.21	147,719.03	6.686	729	91.04
8.000 - 8.999	4	512,956.80	0.47	128,239.20	6.875	633	90.00
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average minimum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.882%.

NEXT RATE ADJUSTMENT DATE

(Mortgage Loans)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
March 1, 2007	1	157,100.77	0.14	157,100.77	6.875	706	90.00
April 1, 2007	1	127,800.00	0.12	127,800.00	6.875	806	90.00
May 1, 2007	101	21,382,664.38	19.44	211,709.55	6.399	734	84.77
June 1, 2007	122	23,128,935.97	21.03	189,581.44	6.226	721	83.81
July 1, 2007	156	29,908,551.97	27.19	191,721.49	6.215	733	83.70
August 1, 2007	36	5,137,771.47	4.67	142,715.87	7.780	724	85.76
September 1, 2007	33	4,123,380.00	3.75	124,950.91	9.134	728	80.38
October 1, 2007	40	6,194,625.77	5.63	154,865.64	9.357	735	84.27
November 1, 2007	3	169,100.00	0.15	56,366.67	10.038	744	87.82
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average number of months to the next adjustment date for the Mortgage Loans that are adjustable rate mortgage loans was approximately 3 months.

MARGIN RATE

(Mortgage Loans)

Range of Margin Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
Fixed-Rate	100	$19,658,933.51	17.87%	$196,589.34	9.799%	727	83.60%
2.000 - 2.999	1	672,000.00	0.61	672,000.00	5.875	718	56.00
3.000 - 3.999	47	7,206,659.49	6.55	153,333.18	7.620	746	65.52
4.000 - 4.999	130	30,638,213.91	27.86	235,678.57	6.593	732	80.55
5.000 - 5.999	293	48,802,633.85	44.37	166,561.89	6.661	728	88.91
6.000 - 6.999	9	1,167,995.00	1.06	129,777.22	6.522	695	89.56
7.000 - 7.999	9	1,329,471.28	1.21	147,719.03	6.686	729	91.04
8.000 - 8.999	4	512,956.80	0.47	128,239.20	6.875	633	90.00
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%

As of the Cut-off Dates, the weighted average margin rate for the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.882%.

PREPAYMENT PENALTY

(Mortgage Loans)

Prepayment Penalty (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Weighted Average Current LTV Ratio
0	374	$69,202,164.65	62.92%	$185,032.53	7.560%	730	83.35%
12	10	2,387,904.56	2.17	238,790.46	7.212	725	83.48
24	4	389,500.00	0.35	97,375.00	6.971	723	76.21
36	205	38,009,294.63	34.56	185,411.19	6.722	728	85.12
Total	593	$109,988,863.84	100.00%	$185,478.69	7.261%	729	83.94%